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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      __________________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 18, 2001
                                 -------------


                            United Bankshares, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)


              West Virginia               No. 0-13322             55-0641179
 -------------------------------   ------------------------   -----------------
  (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               300 United Center
                           500 Virginia Street, East
                        Charleston, West Virginia 25301
                        -------------------------------
                   (Address of Principal Executive Offices)


                                (304) 424-8800
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
            (Former name or address, if changed since last report)

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Item 5. Other Events
--------------------


     On July 18, 2001 United Bankshares, Inc. ("United") announced its earnings for the second quarter and first half of 2001. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report.


Item 7. Financial Statements and Exhibits
-----------------------------------------


     (c)  Exhibits

          99.1 Press Release, dated July 18, 2001, issued by United Bankshares, Inc.

          99.2   Unaudited Supplemental Financial Information
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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED BANKSHARES, INC.


Date:   July 18, 2001                     By: /s/ Steven E. Wilson
     --------------------                     ------------------------
                                          Steven E. Wilson, Executive Vice
                                          President, Treasurer, Secretary and
                                          Chief Financial Officer